UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 11, 2008

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatary note:  This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by MathStar, Inc. on February 11, 2008, which incorrectly stated the date of the fourth quarter earnings conference call in Item 8.01 but correctly stated the date of the conference call in the press release attached as Exhibit 99.1 to such Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.  Other Events

On February 11, 2008, MathStar, Inc. announced it would hold its fourth quarter earnings conference call on February 19, 2008 at 1:30 p.m. PST. The dial-in numbers for the conference call are 303-205-0044 or 800-366-3964. The press release announcing the conference call is attached as an exhibit to the Current Report on Form 8-K filed by MathStar, Inc. on February 11, 2008 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

99.1         Press Release dated February 11, 2008 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by MathStar, Inc. on February 11, 2008).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: February 11, 2008.

	By	/s/ James W. Cruckshank
Vice President of Administartion and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)